UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2024

Ault Disruptive Technologies Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41171	86-2279256
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240

Las Vegas, Nevada 89141

(Address of Principal Executive Offices) (Zip Code)

(949) 444-5464

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, par value $0.001 per share and three-fourths of one Redeemable Warrant to purchase one share of Common Stock	ADRTU	NYSE American LLC
Common Stock, par value $0.001 per share	ADRT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination Agreement

On June 23, 2024, Ault Disruptive Technologies Corporation, a Delaware corporation (“ADRT”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) by and among ADRT, ADRT Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of ADRT (“Merger Sub”), and Gresham Worldwide, Inc., a California corporation (“Gresham”). The transactions contemplated by the Merger Agreement are referred to herein as the “Business Combination.” Capitalized terms used in this Current Report without definition shall have the meanings assigned to them in the Merger Agreement.

Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, the Merger Sub will merge with and into Gresham (the “Merger”), with Gresham being the surviving corporation and thereby becoming a wholly owned subsidiary of ADRT. Upon the Closing of the Business Combination, it is expected that ADRT will be renamed Gresham Worldwide, Inc., and thereafter remain listed on the NYSE American under a new ticker symbol, “GWWI.”

While each of ADRT and Gresham is a publicly traded corporation, Ault Alliance, Inc. beneficially owns a majority of each of ADRT’s and Gresham’s shares of common stock and the Boards of Directors of Ault Alliance, Inc., ADRT and Gresham consist of several identical members. As such, the Business Combination is a related party transaction.

The Merger Agreement and the transactions contemplated thereby were unanimously approved by the board of directors of ADRT and Gresham. The Business Combination is targeted to be consummated in the fourth quarter of 2024, after receipt of the required approval by the stockholders of ADRT (the “ADRT Stockholder Approval”), the required approval of the shareholders of Gresham (the “Gresham Shareholder Approval”) and the fulfilment of certain other terms and conditions set forth in the Merger Agreement.

Treatment of Securities

At the Effective Time, by virtue of the Merger and without any action on the part of ADRT, Merger Sub, Gresham or the holders of any of Gresham’s securities:

•	Each share of Gresham Series F Preferred Stock, no par value per share (“Gresham Preferred Stock”), issued and outstanding as of immediately prior to the Effective Time will be converted into shares of Gresham common stock, no par value per share (“Gresham Common Stock”), in accordance with Gresham’s Governing Documents;

•	Each share of Gresham Common Stock issued and outstanding immediately prior to the Effective Time will be canceled and converted into the right to receive shares of ADRT common stock, par value $0.001 per share (“ADRT Common Stock”) equal to the Per Share Merger Consideration;

•	Each option to acquire a whole share of Gresham Common Stock (each, a “Gresham Option”), whether vested or unvested, and each warrant to purchase a whole share of Gresham Common Stock (each, a “Gresham Warrant”) that is outstanding and unexercised as of immediately prior to the Effective Time, shall be assumed and converted into a right to purchase a number of shares of ADRT Common Stock (each, an “ADRT Option” or an “ADRT New Warrant,” as applicable), with each such ADRT Option or ADRT New Warrant then representing the right to purchase (i) the number of whole shares of ADRT Common Stock (rounded down to the nearest whole share) equal to the product of (A) the number of shares of Gresham Common Stock subject to such Gresham Option or Gresham Warrant, as applicable, immediately prior to the Effective Time multiplied by (B) the Exchange Ratio (ii) at an exercise price per share of ADRT Common Stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (A) the exercise price per share of Gresham Common Stock applicable to such Gresham Option or Gresham Warrant, as applicable, immediately prior to the Effective Time by (B) the Exchange Ratio;

•	Before, on and after Closing, the ADRT public warrants and the ADRT private warrants will continue in full force and effect on substantially the same terms and conditions set forth in such warrants and the warrant agreements, as applicable;

•	Each restricted stock unit under Gresham’s equity incentive plan or otherwise (“Gresham RSU”) that is then outstanding shall be assumed and converted into (i) an award of restricted stock units (an “ADRT RSU”) covering a number of ADRT Common Stock (rounded down to the nearest whole share) equal to the product of (A) the total number of shares of Gresham Common Stock subject to such Gresham RSU and (B) the Exchange Ratio. Each such ADRT RSU as so assumed and converted shall be subject to the same terms and conditions as applied to the Gresham RSU immediately prior to the Effective Time (including vesting conditions) except to the extent such terms or conditions are rendered inoperative by the transactions contemplated by the Merger Agreement, including the Merger (the “Transactions”); and

•	Gresham shall effect amendments to terms of all outstanding promissory notes held by Gresham and its subsidiaries as set forth in the Merger Agreement (the “Gresham Promissory Notes”) to provide that such promissory notes will, immediately prior to the Effective Time, but contingent upon the consummation of the Merger, be automatically canceled and extinguished and either (i) converted into shares of ADRT Preferred Stock which number of shares of ADRT Preferred Stock will be determined by multiplying (A) the number of shares of Gresham Common Stock to which such holder is entitled following a conversion under such promissory note prior to the Effective Time by (B) the Exchange Ratio, or (ii) assumed and converted into a promissory note issued by ADRT and as so assumed and converted shall be subject to the same terms and conditions as applied to the promissory note immediately prior to the Effective Time except (A) to the extent such terms or conditions are rendered inoperative by the Transactions and (B) subject to a new conversion price, in each case of subsections (i) and (ii), subject to the prior written consent of ADRT.

Representations, Warranties and Covenants

The Merger Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type, including, among others, covenants with respect to the conduct of ADRT, Merger Sub, Gresham and its subsidiaries and each Group Company prior to the Closing of the Business Combination.

Conditions to Closing

The obligations of each of the parties to consummate the Business Combination are subject to certain Closing conditions including, among other things:

•	the absence of any provision of any applicable legal requirement and any temporary, preliminary or permanent restraining order prohibiting, enjoining or making illegal the consummation of the Business Combination;

•	receipt of the ADRT Stockholder Approval and the Gresham Shareholder Approval;

•	effectiveness of the Registration Statement in accordance with the provisions of the Securities Act, the absence of any stop order issued by the SEC that remains in effect with respect of the Registration Statement, and the absence of any proceeding seeking such a stop order having been threatened or initiated by the SEC which remains pending; and

•	the approval for listing on the NYSE American LLC of ADRT Common Stock to be issued in connection with the Business Combination.

The obligations of ADRT and Merger Sub to consummate the Business Combination are also conditioned upon, among other things:

•	the accuracy of the representations and warranties of Gresham (subject to certain materiality standards set forth in the Merger Agreement);

•	material compliance by Gresham with its pre-Closing covenants and agreements;

•	the absence of any effect, occurrence, development, fact, condition or change since the date of the Merger Agreement that (i) has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, results or operations or financial condition of Gresham or (ii) prevents Gresham from consummating the Business Combination;

•	the consummation of the PIPE or an alternative financing in an amount of no less than $3,500,000; and

•	performance of certain enumerated pre-Closing actions.

The obligation of Gresham to consummate the Business Combination is also conditioned upon, among other things:

•	the accuracy of the representations and warranties of ADRT (subject to certain materiality standards set forth in the Merger Agreement); and

•	material compliance by ADRT with its pre-Closing covenants and agreements.

Termination

The Merger Agreement may be terminated prior to the Closing as follows:

•	by mutual written consent of ADRT and Gresham;

•	by ADRT, if (i) Gresham breaches any of its representations, warranties, covenants or agreements such that the conditions to Closing would not be satisfied, except that, if such breach is curable by Gresham through the exercise of its reasonable efforts, then, for a period of 30 days (or any shorter term that remains between the date of ADRT providing written notice of such breach and the Termination Date (defined below)) after receipt by Gresham of notice from ADRT of such breach, but only as long as Gresham continues to use reasonable efforts to cure such breach, (ii) the Closing has not occurred on or before December 15, 2024 (the “Termination Date”), or (iii) the consummation of the transactions contemplated by the Merger Agreement are permanently enjoined, prohibited or prevented by the terms of a final, non-appealable governmental order;

•	by Gresham, if (i) ADRT breaches any of its representations, warranties, covenants or agreements such that the conditions to Closing would not be satisfied, except that, if such breach is curable by ADRT through the exercise of its reasonable efforts, then, for a period of 30 days (or any shorter term that remains between the date of Gresham providing written notice of such breach and the Termination Date) after receipt by ADRT of notice from Gresham of such breach, but only as long as ADRT continues to use reasonable efforts to cure such breach, (ii) the Closing has not occurred on or before the Termination Date, or (iii) the consummation of the transactions contemplated by the Merger Agreement are permanently enjoined, prohibited or prevented by the terms of a final, non-appealable governmental order;

•	by Gresham or ADRT, if the ADRT special meeting has been held and ADRT’s stockholders have voted against the transaction; or

•	by ADRT, in the event Gresham fails to deliver the approval of its shareholders within ten (10) Business Days after the effectiveness of the Registration Statement.

Registration Rights Agreement

At the Closing, ADRT, Ault Disruptive Technologies Company, LLC, the sponsor of ADRT, and certain other parties (collectively, the “Rights Holders”) will enter into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which ADRT will be obligated to file a registration statement to register the resale of all ADRT Common Stock held by the Rights Holders.

Important Information About the Merger/Business Combination and Where to Find It

In connection with the proposed Business Combination, ADRT intends to file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”), which will include a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of ADRT Common Stock in connection with ADRT’s solicitation of proxies for the vote by ADRT’s stockholders with respect to the Business Combination and other matters as may be described in the definitive proxy statement, as well as the prospectus relating to the offer and sale of the securities of ADRT to be issued in the Business Combination. ADRT’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about the parties to the Merger Agreement and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to ADRT’s stockholders as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to Ault Disruptive Technologies Corporation at its principal executive offices at 11411 Southern Highlands Parkway, Suite 240, Las Vegas, Nevada 89141.

Participants in the Solicitation

ADRT and its directors and executive officers may be deemed participants in the solicitation of proxies from ADRT’s stockholders with respect to the Merger Agreement. A list of the names of those directors and executive officers and a description of their interests in ADRT is contained in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed by ADRT with the SEC on April 11, 2024, and with respect to Steve J. Smith, the Current Report on Form 8-K filed by ADRT with the SEC on June 20, 2024, and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Ault Disruptive Technologies Corporation at its principal executive offices at 11411 Southern Highlands Parkway, Suite 240, Las Vegas, Nevada 89141. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

Gresham’s directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of ADRT in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when available.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. These forward-looking statements include, without limitation, ADRT and Gresham’s expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination, the satisfaction of the Closing conditions to the proposed Business Combination and the timing of the completion of the Business Combination. For example, projections of future enterprise value, revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ADRT and its management and Gresham and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against ADRT, Gresham, the combined company or others; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of ADRT and/or the shareholders of Gresham, to complete the PIPE financing or to satisfy other conditions to Closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of ADRT or Gresham as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that ADRT, Gresham or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the ability of the parties to complete the proposed Business Combination; (12) Gresham’s estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in ADRT’s final prospectus relating to its initial public offering dated December 15, 2021 and in subsequent filings with the SEC, including the proxy statement relating to the Business Combination expected to be filed by ADRT.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. None of ADRT or Gresham undertake any duty to update these forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*#	Agreement and Plan of Merger, dated as of June 23, 2024, by and among Ault Disruptive Technologies Corporation, ADRT Merger Sub, Inc., and Gresham Worldwide, Inc.
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

_________

* Certain of the schedules (and similar attachments) to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K under the Securities Act of 1933, as amended, because they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in the exhibit or the disclosure document. The registrant hereby agrees to furnish a copy of all omitted schedules (or similar attachments) to the SEC upon its request.

# Portions of this exhibit have been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K under the Securities Act of 1933, as amended, because they are both (i) not material and (ii) the type that the registrant treats as private or confidential. A copy of the omitted portions will be furnished to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2024	AULT DISRUPTIVE TECHNOLOGIES CORPORATION

	By:	/s/ Henry Nisser
	Name:	Henry Nisser
	Title:	President and General Counsel